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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               bamboo.com, Inc.
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            (Exact name of Registrant as specified in its charter)

                Delaware                              52-2129710
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(State of incorporation or organization)          (IRS Employer I.D. No.)

                   124 University Ave., Palo Alto, CA 94301
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                   (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

                                     None
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [X]

Securities Act registration statement file number to which this form relates (if applicable): N/A

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $.001 par value per share
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                               (Title of Class)
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Item 1.  Description of Registrant Securities to be Registered
         -----------------------------------------------------

         Incorporated by reference to pages 48 through 51 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1 filed on June 14, 1999 (the "S-1 Registration Statement").

Item 2.  Exhibits
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         The following exhibits are filed as a part of this registration statement:

         1.*    Specimen certificate for Registrant's Common Stock;

         2.**   Certificate of Incorporation, as currently in effect;

         3.*** Form of Certificate of Incorporation to be filed after the closing of the offering made under the S-1 Registration Statement.

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*    Incorporated by reference to Exhibit 4.1 to the S-1 Registration Statement.

**   Incorporated by reference to Exhibit 3.1 to the S-1 Registration Statement.

***  Incorporated by reference to Exhibit 3.2 to the S-1 Registration Statement.


                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  June 14, 1999          bamboo.com, Inc.


                              By:  /s/ Randall I. Bresee
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                                   Randall I. Bresee
                                   Chief Financial Officer